UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Earliest Event Reported): July 10, 2009

ProElite, Inc.

(Exact name of registrant as specified in its charter)

New Jersey	000-31573	22-3161866
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

12121 Wilshire Boulevard, Suite 1001
Los Angeles, California		90025
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:    (310) 526-8700

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (See General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into Material Definitive Agreement

On July 10, 2009, Pro Elite, Inc. (the “Company”) consummated a strict foreclosure under the California Commercial Code in which an entity affiliated with Terry Trebilcock and Juliemae Trebilcock (the “Secured Parties”) acquired all of the outstanding stock of the Company’s wholly-owned subsidiary, King of the Cage, Inc. (“KOTC”) and certain other related assets.  The strict foreclosure was effected pursuant to an Acceptance Of Collateral In Full Satisfaction Of Obligations At Less Than Face Value And Purchase Agreement, dated July 9, 2009 (the “Agreement”) between the Company, on the one hand, and the Secured Parties and their affiliated entity, KOTC Acquisition, LLC (“Acquisition”), on the other hand.  Mr. Trebilcock was the President of KOTC at the time the strict foreclosure was consummated.

The Company and the Secured Parties were previously parties to that certain Stock Purchase Agreement dated September 11, 2007 (the “KOTC Purchase Agreement”) pursuant to which Secured Parties sold the Company all of the capital stock of KOTC and the Company was obligated to make certain contingent payments to the Secured Parties, which obligations were secured by a pledge of the KOTC’s stock in favor of the Secured Parties pursuant to a Pledge Agreement between them dated September 11, 2007 (the “Pledge Agreement”).

In addition to settling all outstanding claims, allegations and prior contracts between them, including terminating the KOTC Purchase Agreement (and related obligations to make contingent payments), the Pledge Agreement and an employment agreement with Mr. Trebilcock, the Company received at closing a cash payment and certain earn-out rights, as described below and the Acquiror and the Secured Parties accepted the KOTC stock, in a “strict foreclosure”, in full satisfaction of all prior obligations between the parties.  The Company is not aware of any formula or principle (as used in Item 2.01(d) of Current Report on Form 8-K) in determining the amount of consideration, other than negotiation between the parties.

The Acquior agreed to pay the Company an earn-out, subject to certain maximums, as follows

(i)   a specified percentage of the Secured Parties’ percentage interest in the net cash flow (as defined in the Agreement) of Acquiror; plus

(ii)  a specified percentage of the Secured Parties’ percentage interest in any proceeds the Secured Parties actually receive from, generally, a sale of Acquiror or KOTC, or from distributions to the Secured Parties from issuances of debt or equity securities by Acquiror; plus

(iii) a specified percentage of the proceeds the Secured Parties actually receive in any sale of their equity interests in Acquiror or KOTC.

The earn-outs are subject to certain limitations, which vary depending on when the earn-out is paid.  There is no assurance any amount will be paid under the earn-outs.

The earn-out obligations were guaranteed by the Secured Parties.

The Agreement contains limited representations and warranties by the Company regarding the KOTC’s business, operations and financial condition.  Each party agreed to indemnify the other party for breaches of representations, warranties, and covenants, subject to certain limitations.

In connection with the closing of the transactions under the Agreement, the Company and Mark Burnett, and his affiliate JMPB, Inc., entered into a termination and release agreement, described below.

The foregoing description is qualified in its entirety by reference to the full text of the Agreement, a copy of which is attached hereto as Exhibit 2.1, and is incorporated herein by reference.

Item 1.02	Termination of Material Definitive Agreement

On July 9, 2009, in connection with the strict foreclosure described in Item 1.01 of this Current Report on Form 8-K, the Company, Mark Burnett and his affiliate JMPB, Inc. entered into a Settlement Agreement and Mutual Release.

Under the release, the parties terminated the following agreements between them, except as to certain limited provisions: (1) an agreement related to a reality television series then-entitled “Mixed Martial Arts Reality Show” (a/k/a “Bully Beatdown”) (the “Series”), dated as of May 17, 2007 (as amended, the “Underlying Agreement”), (2) a Subscription Agreement entered into as of May 17, 2007, (as amended, the “Subscription Agreement”) and together with certain other parties, an Investor Rights Agreement dated as of May 17, 2007 (as amended, the “Investor Rights Agreement”); (3) a warrant issued to Burnett dated as of May 17, 2007 (as amended, the “Warrant”); (4) an Amendment to Warrant and Related Agreements (“First Underlying Amendment”) as of June 28, 2007, and (5) a Second Amendment to Warrant and Related Agreements (“Second Underlying Amendment”) as of June 1, 2008 (the Underlying Agreement, Subscription Agreement, Investor Rights Agreement, Warrant, First Underlying Amendment and Second Underlying Amendment are collectively referred to herein as the “Underlying Documents”).

The terminated agreements principally related to the Company’s prior rights with respect to the exploitation and development of the Series, and equity rights arising from the Warrant and related investor rights.

In addition, the parties settled and resolved fully and finally any and all grievances, disputes, controversies, differences, and claims between the parties arising out of or relating to the Underlying Documents that exist or may exist between them, as of the date of the release.

ITEM 2.01.	Completion of Acquisition or Disposition of Assets.

The information included under Item 1.01 and 1.02 above is hereby incorporated by reference into this Item 2.01.

ITEM 8.01	Other Events.

Press Release of Pro Elite, Inc. issued July 10, 2009

ITEM 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
2.1
Acceptance Of Collateral In Full Satisfaction Of Obligations At Less Than Face Value And Purchase Agreement, dated July 9, 2009, between Pro Elite, Inc., Terry Trebilcock and Juliemae Trebilcock and KOTC Acquisition, LLC portions of which have been omitted and filed separately with the U.S. Securities and Exchange Commission (the “Commission”) pursuant to a confidential treatment request.  The schedules and exhibits to the Agreement in this Exhibit 2.1 have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The descriptions of the omitted schedules and exhibits is contained within the unredacted portions of the Agreement.   ProElite, Inc. hereby agrees to furnish a copy of any omitted schedule or exhibit to the Commission upon request.

99.1	Press release of ProElite, Inc. issued July 10, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

PROELITE, INC.

Date: July 16, 2009	By:	/s/ CHARLES CHAMPION
Charles Champion, Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
2.1
Acceptance Of Collateral In Full Satisfaction Of Obligations At Less Than Face Value And Purchase Agreement, dated July 9, 2009, between Pro Elite, Inc., Terry Trebilcock and Juliemae Trebilcock and KOTC Acquisition, LLC portions of which have been omitted and filed separately with the U.S. Securities and Exchange Commission (the “Commission”) pursuant to a confidential treatment request.  The schedules and exhibits to the Asset Purchase Agreement in this Exhibit 2.1 have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The descriptions of the omitted schedules and exhibits is contained within the unredacted portions of the Agreement.   ProElite, Inc. hereby agrees to furnish a copy of any omitted schedule or exhibit to the Commission upon request.

99.1	Press release of ProElite, Inc. issued July 10, 2009.